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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 16, 1998
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                            Citizens Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

       33-21296                                          34-1372535
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                  10 East Main Street, Salineville, Ohio 43945

                                  330/679-2328
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events
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                  On July 22, 1998, Citizens Bancshares, Inc. ("Bancshares") and
The Ohio Bank ("Bank") entered into a definitive Agreement and Plan of Merger providing for the merger of an interim bank subsidiary of Bancshares with and into Bank (the "Bank Merger"). The transaction is expected to be accounted for as a pooling of interests for accounting and financial reporting purposes. On September 16, 1998, a Form S-4 Registration Statement (Registration No. 333-63533) containing the pro forma financial information of the combined entity was filed with the Securities and Exchange Commission.

         Attached to this Current Report on Form 8-K as Exhibit 99.1 are Pro Forma Financial Statements giving effect to Bancshares' proposed merger with Mid Am, Inc. (the "Mid Am Merger") and giving effect to the Bank Merger.


Item 7.           Financial Statements and Exhibits
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         The following pro forma financial information giving effect to the Mid
Am Merger and giving effect to the Bank Merger is submitted herewith and is attached as Exhibit 99.1 to this Current Report on Form 8-K:

         (i)      Pro Forma Condensed Consolidated Balance Sheet as of June 30,
                  1998.

         (ii) Pro Forma Condensed Combined Income Statement for the Six Months Ended June 30, 1998 and 1997.

         (iii) Pro Forma Condensed Combined Income Statement for the Years Ended December 31, 1997, 1996 and 1995.

Exhibit No.       Exhibit

2.1 Amended and Restated Agreement and Plan of Merger, dated as of August 5, 1998, between Citizens Bancshares, Inc. and Mid Am, Inc. (incorporated by reference to Exhibit 2 of Form S-4 Registration Statement No. 333-60741).

2.2 Agreement and Plan of Merger, dated as of July 22, 1998, between Citizens Bancshares, Inc., The Ohio Bank and Interim Bank (incorporated by reference to Exhibit 2 of Form S-4 Registration No. 333-63533).

23.1     Consent of Independent Auditors Crowe, Chizek and Company LLP.

23.2     Consent of Independent Auditors SR Snodgrass.

99.1     Pro Forma Financial Information.

99.2 The Ohio Bank Financial Statements (incorporated by reference to The Ohio Bank Financial Statements of Form S-4 Registration No. 333-63533).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Citizens Bancshares, Inc.
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                                                       (Registrant)


Date:  September 23, 1998                        By:/s/ Marty E. Adams
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                                                    Marty E. Adams, President
                                                    and Chief Executive Officer